Exhibit 10.1
Cash Retention Award Terms and Conditions
Employee Name:
Position:
Award:
Payment Dates:
Terms and Conditions
1.To receive payment of the cash retention award award amounts set forth above (the “Award”), you must be continuously employed as an active employee of ConocoPhillips or its controlled subsidiaries (also referred to as the Company) through ___________. You must accept the Award to be eligible for payment. By accepting this Award, you agree to all of the terms and conditions of this agreement.

2.The First Payment will be paid only if you continue as an employee of the Company until ___________. Payment processing will generally occur on the next scheduled salary payment date following ___________. If you cease to be an employee of the Company prior to ___________ and the Company determines that your separation results from your death, disability, or layoff, then a prorated portion of the First Payment will be paid upon your separation from service with the Company, and any remainder as well as the Second, Third and Fourth Payments will be forfeited. The prorated amount will be based on the number of full calendar months of employment during the 12-month period beginning ___________ divided by 12. Any other separation from service with the Company prior to ___________ will cause outstanding Award amounts to be forfeited.

3.The Second Payment will be paid only if you continue as an employee of the Company until ___________. Payment processing will generally occur on the next scheduled salary payment date following ___________. If you cease to be an employee of the Company after ___________ and prior to ___________ and the Company determines that your separation results from your voluntary retirement, death, disability, or layoff, then a prorated portion of the Second Payment will be paid upon your separation from service with the Company, and the remainder as well as the Third and Fourth Payments will be forfeited. The prorated amount will be based on the number of full calendar months of employment during the 12-month period beginning ___________ divided by 12. Any other separation from service with the Company prior to ___________ will cause outstanding Award amounts to be forfeited.

4.The Third Payment will be paid only if you continue as an employee of the Company until ___________. Payment processing will generally occur on the next scheduled salary payment date following ___________. If you cease to be an employee of the Company after ___________ and prior to ___________ and the Company determines that your separation results from your voluntary retirement, death, disability, or layoff, then a prorated portion of the Third Payment will be paid upon your separation from service with the Company, and the remainder as well as the Fourth Payment will be forfeited. The prorated amount will be based on the number of full calendar months of employment during the 12-month period beginning ___________ divided by 12. Any other separation from service with the Company prior to ___________ will cause outstanding Award amounts to be forfeited.

Exhibit 10.1
5.The Fourth Payment will be paid only if you continue as an employee of the Company until ___________. Payment processing will generally occur on the next scheduled salary payment date following ___________. If you cease to be an employee of the Company after ___________ and prior to ___________ and the Company determines that your separation results from your voluntary retirement, death, disability, or layoff, then a prorated portion of the Fourth Payment will be paid upon your separation from service with the Company, and the remainder will be forfeited. The prorated amount will be based on the number of full calendar months of employment during the 12-month period beginning ___________ divided by 12. Any other separation from service with the Company prior to ___________ will cause outstanding Award amounts to be forfeited.

6.The meaning of retirement, death, disability, and layoff will be the same as under the Company’s Variable Cash Incentive Program (VCIP), although this Award arrangement is separate from VCIP.

7.The Award and this agreement are not intended to be and are not an employment contract or guarantee of your continued employment with the Company.

8.The Award is not benefits bearing and will not be used in the calculation of any benefits under any of the plans, programs, or other arrangements of the Company.

9.The Award will be subject to applicable tax withholding and reporting.